Exhibit 10.1

Changyou.com Limited

7,500,000 American Depositary Shares

Representing

15,000,000 Class A Ordinary Shares

UNDERWRITING AGREEMENT

April 1, 2009

CREDIT SUISSE SECURITIES (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

U.S.A.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

4 World Financial Center

250 Vesey Street,

New York, New York 10080

U.S.A.

As Representatives of the Several Underwriters

Dear Sirs:

1. Introductory. Changyou.com Limited, a Cayman Islands company (the “Company”), agrees with the several Underwriters named in Schedule A hereto (the “Underwriters”) to issue and sell to the Underwriters, for whom you are acting as representatives (the “Representatives”), an aggregate of 3,750,000 American Depository Shares (“ADSs”), each ADS representing two Class A ordinary shares, par value US$0.01 per share (the “Ordinary Shares”), of the Company, and Sohu.com (Game) Limited (the “Selling Shareholder”), a Cayman Islands company and a wholly owned subsidiary of Sohu.com Inc. (“Sohu”), proposes to sell to the Underwriters an aggregate of 3,750,000 ADSs. The 7,500,000 ADSs to be sold by the Company and the Selling Shareholder are herein called the “Firm Securities.” The Selling Shareholder also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,125,000 additional ADSs (the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.” Schedule B attached hereto lists the number of Firm Securities and maximum number of Optional Securities to be sold by the Company and the Selling Shareholder. Unless the context otherwise requires, each reference to the Firm Securities, the Optional Securities or the Offered Securities herein also includes the underlying Ordinary Shares (hereinafter referred to as the “Firm Shares,” “Optional Shares” and “Offered Shares”).

The ADSs purchased by the Underwriters pursuant to this agreement will be evidenced by American Depositary Receipts (“ADRs”) to be issued pursuant to a deposit agreement (the “Deposit Agreement”), to be entered into among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and owners and holders from time to time of the ADSs.

2. Representations and Warranties

(A) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

(a) Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form F-1 (No. 333-158061) covering the registration of the Offered Securities under the Act, including a related preliminary prospectus or prospectuses. At any particular time, this initial registration statement, in the form then on file with the Commission, including all information contained in the registration statement (if any) pursuant to Rule 462(b) and then deemed to be a part of the initial registration statement, and all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement.” The Company may also have filed, or may file with the Commission, a Rule 462(b) registration statement covering the registration of Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement.” A registration statement on Form F-6 (No. 333-158104) relating to the ADSs has been filed with the Commission and has become effective (such registration statement on Form F-6, including all exhibits thereto, as amended through the time such registration statement becomes effective, being hereinafter called the “ADS Registration Statement”). The Company has also filed, in accordance with Section 12 of the Exchange Act, a registration statement (such registration statement as amended through the time such registration statement becomes effective, being hereinafter called the “Exchange Act Registration Statement”), on Form 8-A (No. 001-34271) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the Ordinary Shares and the ADSs. For purposes of this Agreement, all references to the Initial Registration Statement, the Additional Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, any preliminary prospectus or any amendment or supplement, or the Final Prospectus (including any prospectus wrapper) to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended, and the Exchange Act Registration Statement has become effective, as provided in Section 12 of the Exchange Act. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.

For purposes of this Agreement:

“430A Information,” with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b).

“430C Information,” with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C.

“Act” means the Securities Act of 1933, as amended.

“Applicable Time” means 9:25 p.m. (U.S. Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Effective Time,” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement, means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Registration Statement is filed and becomes effective pursuant to Rule 462(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430A Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show (as defined below,)) as evidenced by its being so specified in Schedule C to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), or is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission. The Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Offered Securities.

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

The Initial Registration Statement and the Additional Registration Statement are referred to collectively as the “Registration Statements” and individually as a “Registration Statement.” A “Registration Statement” with reference to a particular time means the Initial Registration Statement and any Additional Registration Statement as of such time. A “Registration Statement” without reference to a time means such Registration Statement as of its Effective Time. For purposes of the foregoing definitions, 430A Information with respect to a Registration Statement shall be considered to be included in such Registration Statement as of the time specified in Rule 430A.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, and the NASDAQ Stock Market Rules (“Exchange Rules”).

“Statutory Prospectus,” with reference to a particular time, means the prospectus included in a Registration Statement immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(b) Compliance with Securities Act Requirements. (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement, the Additional Registration Statement (if any), the ADS Registration Statement and any amendments and supplement thereto conformed and will conform in all respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

(c) Ineligible Issuer Status. (i) At the time of initial filing of the Initial Registration Statement and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

(d) General Disclosure Package. As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and, the preliminary prospectus, dated March 17, 2009 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule C to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

(e) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement, General Disclosure Package or Final Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, General Disclosure Package and Final Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where such failure to be qualified would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Controlled Entities (as defined in Section 2(A)(g) below) taken as a whole (“Material Adverse Effect”). The Memorandum and Articles of Association or other constitutive or organizational documents of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect. Complete and correct copies of all constitutive documents of the Company and all amendments thereto have been delivered to the Representatives; except as set forth in the exhibits to the Registration Statement, no change will be made to any such constitutive documents on or after the date of this Agreement through and including each Closing Date.

(g) Controlled Entities. (i) The Company does not own or control, directly or indirectly, any corporation or entity other than Changyou.com (HK) Limited (“Changyou HK”), a wholly owned subsidiary of the Company incorporated under the laws of Hong Kong, AmazGame Entertainment (US), Inc., an indirect wholly owned subsidiary of the Company incorporated under the laws of the State of Delaware (“AmazGame U.S.”), Beijing AmazGame Age Internet Technology Co., Ltd. (“AmazGame”), an indirect wholly owned subsidiary of the Company incorporated under the laws of the People’s Republic of China (the “PRC”), and Beijing Gamease Age Digital Technology Co., Ltd. (“Gamease”), a variable interest entity of the Company incorporated under the laws of the PRC. Changyou HK, AmazGame U.S., AmazGame and Gamease shall be referred to hereinafter each as a “Controlled Entity” and collectively as the “Controlled Entities.” Other than the equity interests in Changyou HK, AmazGame U.S. and AmazGame and the control over Gamease, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of, or otherwise control, any corporation, firm, partnership, joint venture, association or other entity; (ii) each Controlled Entity of the Company has been duly incorporated and is existing and in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, General Disclosure Package and Final Prospectus, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where such failure to be qualified would not, individually or in the aggregate, result in a Material Adverse Effect. The constitutive documents of each Controlled Entity comply with the requirements of applicable laws of the jurisdiction of its incorporation and are in full force and effect; (iii) all of the issued and outstanding capital stock of Changyou HK, AmazGame U.S. and AmazGame has been duly authorized and validly issued and is fully paid and nonassessable, and such capital stock is owned by the Company, directly or through a subsidiary, free from liens, encumbrances and defects; (iv) all of the issued and outstanding capital stock of Gamease has been duly authorized and validly issued and is fully paid and nonassessable, and such capital stock is owned directly by Tao Wang and a Sohu employee as set forth in the Registration Statement, General Disclosure Package and Final Prospectus, free from liens, encumbrances and defects except such as disclosed therein. Tao Wang and the Sohu employee are citizens of the PRC, and no application is pending in any other jurisdiction by them or on their behalf for naturalization or citizenship.

(h) Offered Securities and Capitalization. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the Registration Statement, General Disclosure Package and Final Prospectus; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable, will conform to the information in the Registration Statement, General Disclosure Package and Final Prospectus and to the description of such Offered Securities contained in the Final Prospectus; there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of the Controlled Entities, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Controlled Entity, any such convertible or exchangeable securities or any such rights, warrants or options; the Offered Shares to be sold by the Company, when issued and delivered against payment thereof, may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs; the ADSs to be sold by the Company, when issued and delivered against payment thereof, will be freely transferable by the Company to or for the account of the Underwriters; and there are no restrictions on subsequent transfers of such ADSs under the laws of the Cayman Islands, the PRC or the United States, except as described in the Registration Statement, General Disclosure Package and Final Prospectus.

(i) Intercompany Agreements. The description of each of the Master Transaction Agreement, Asset Transfer Agreements, Technology Transfer Agreement, Trademark Assignment Agreement, Services Transfer Agreement, Non-Competition Agreement and Marketing Services Agreement (collectively, the “Intercompany Agreements”) in the Registration Statement, General Disclosure Package and Final Prospectus under the captions “Our History and Corporate Structure” and “Our Relationship with Sohu” is true and correct in all material respects. Each Intercompany Agreement has been duly authorized, executed and delivered by the relevant parties of such agreement, is in full force and effect, and constitutes a valid and binding obligation of such parties, enforceable against such parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability. The execution, delivery and performance by the Company or its Controlled Entity of each of the Intercompany Agreements will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Controlled Entity is bound or to which the Company or any Controlled Entity is subject, nor will such actions result in any violation of any applicable law or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Controlled Entity or any of their properties or assets; nor will such actions result in any violation of any provision of any constitutive documents of the Company or its Controlled Entity; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution and delivery by the Company or its Controlled Entity of, and compliance by the Company or its Controlled Entity with, the provisions of each of the Intercompany Agreements, except such as shall have been obtained or waived.

(j) Restructuring Transactions. The restructuring transactions described in the Registration Statement, General Disclosure Package and Final Prospectus relating to the carve-out of the Company from Sohu (the “Restructuring Transactions”) are true and correct in all material respects. Each of the Restructuring Transactions, and all the Restructuring Transactions taken as a whole, (i) were and are in compliance with all applicable laws, orders, rules and regulations of any court or governmental agency or body having jurisdiction over the parties involved; (ii) were properly authorized and executed in compliance with the articles of association, business license or other corporate constitutive documents of the parties involved; and (iii) did not, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Controlled Entity is bound or to which the Company or any Controlled Entity is subject.

(k) VIE Agreements. (i) The description of each of the agreements described under the caption “Our History and Corporate Structure” in the Registration Statement, General Disclosure Package and Final Prospectus relating to our corporate structure, to which any of AmazGame, Gamease and the shareholders of Gamease is a party (collectively, the “VIE Agreements”), is true and correct in all material respects, and all material agreements relating to our corporate structure have been so disclosed. Each party of the VIE Agreements has the legal right, power and authority (corporate and other, as the case may be) to enter into and perform their respective obligations under the VIE Agreements and has taken all necessary corporate action to authorize the execution, delivery and performance of, and have authorized, executed and delivered, each of the VIE Agreements; and each of the VIE Agreements constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability.

(ii) The execution and delivery by AmazGame, Gamease and shareholders of Gamease of, and the performance by AmazGame, Gamease and shareholders of Gamease of their respective obligations under, each of the VIE Agreements and the consummation by AmazGame, Gamease and shareholders of Gamease of the transactions contemplated therein did not, does not and will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company, AmazGame, Gamease or shareholders of Gamease, as the case may be, are a party or by which the Company, AmazGame, Gamease and shareholders of Gamease are bound or to which any of the properties or assets of the Company, AmazGame, Gamease or shareholders of Gamease are subject; (B) result in any violation of the provisions of constitutive documents or business license of the Company, AmazGame or Gamease, as the case may be; or (C) result in any violation of any PRC statute or any order, rule or regulation of any PRC governmental agency having jurisdiction over the Company, AmazGame, Gamease, shareholders of Gamease or any of their properties.

(iii) Each of the VIE Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against either AmazGame, Gamease or shareholders of Gamease, as the case may be, in the PRC without further action by AmazGame, Gamease or shareholders of Gamease, as the case may be; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the VIE Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the VIE Agreements.

(iv) The Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of Gamease, through, among other things, its rights to direct the shareholders of Gamease as to the exercise of their voting rights.

(v) The agreements relating to the structure of the predecessors of the Company and its Controlled Entities, to the extent such agreements apply to the business of the Company and its Controlled Entities as described in the Registration Statement, General Disclosure Package and Final Prospectus, were in compliance with all applicable laws and regulations.

(l) Operating and Other Company Data. All operating and other Company data disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, including but not limited to, the number of peak concurrent users, average concurrent users and active paying accounts, the amount of average revenue per active paying account, and sales discount offered to the Company’s distributors and game players who purchase game points through Sohu’s PEAK system as well as other charges related to the Company’s sales and distribution of prepaid game cards and game points, are true and accurate in all material respects.

(m) Game Operations. There have been no material disruptions of the operations of any online game of, nor any material breaches to any online-payment systems used by, the Company and its Controlled Entities or their respective predecessors, and to the best knowledge of the Company after due inquiry, there are no facts or circumstances that are reasonably likely to lead to such material disruptions or breaches.

(n) Game License. There have been no material disputes with any of the parties to which the Company or any of its Controlled Entities licenses out its online games, and to the best knowledge of the Company after due inquiry, there are no facts or circumstances that are reasonably likely to lead to any material disputes with such parties or any premature expiration of the license agreements.

(o) Directors and Officers. To the best knowledge of the Company after due inquiry, none of the Company’s directors, director nominees or executive officers is a party to any legal, governmental or regulatory proceeding that causes such director or officer to be unsuitable for his or her position on the board or in the Company.

(p) Independent Accountants. PricewaterhouseCoopers Zhong Tian CPAs Limited Company, which has certified certain financial statements of the Company and its Controlled Entities, is an independent registered public accounting firm with respect to the Company and its Controlled Entities within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Act.

(q) No Finder’s Fee. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering. To the best knowledge of the Company after due inquiry, there are no arrangements, agreements, understandings, payments or issuance with respect to the Company, its Controlled Entities, or any of their officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters’ compensation as determined by the Financial Industry Regulatory Authority (the “FINRA”).

(r) Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”).

(s) Listing. The Offered Securities have been approved for listing on the Nasdaq Global Select Market, subject only to notice of issuance.

(t) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the consummation of the transactions contemplated by this Agreement and the Deposit Agreement (collectively, the “Transaction Documents”) in connection with the offering, issuance and sale of the Offered Securities by the Company, except such as have been obtained, or made and such as may be required under state securities laws.

(u) Title to Property. The Company and its Controlled Entities have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, charges, encumbrances and defects that would affect the value thereof or interfere with the use made or to be made thereof by them and the Company and its Controlled Entities hold any leased real or personal property under valid and enforceable leases with no terms or provisions that would materially interfere with the use made or to be made thereof by them.

(v) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Offered Securities by the Company hereunder, the deposit of the Offered Shares with the Depositary against issuance of the ADRs evidencing the Offered Securities and the consummation of the transactions contemplated by the Transaction Documents in connection with this offering will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Controlled Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Controlled Entities is a party or by which the Company or any of its Controlled Entities is bound or to which any of the properties or assets of the Company or any of its Controlled Entities is subject; (ii) result in any violation of the provisions of the articles of association, business license or other constituent documents of the Company or any of its Controlled Entities; (iii) result in the violation of any judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its Controlled Entities or any of their properties or assets. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Controlled Entities.

(w) Possession of Licenses and Permits, Compliance with Laws. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, the Company and its Controlled Entities possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits and have made all declarations and filings with, the appropriate domestic or foreign governmental or regulatory authorities (collectively, “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Registration Statement, General Disclosure Package and Final Prospectus to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses, except where failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, the Company and its Controlled Entities are in compliance with all applicable laws in the jurisdictions to which such entities are subject, except where failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect.

(x) Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Controlled Entities is (i) in violation of its respective Memorandum and Articles of Association or other constitutive documents, or (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except in the case of (ii) such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(y) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(z) Authorization of Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability. Upon due execution and delivery by the Depositary of ADRs evidencing Offered Securities and the deposit of Offered Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Registration Statement, General Disclosure Package and Final Prospectus.

(aa) Description of Transaction Documents. Description of each Transaction Document in the Registration Statement, General Disclosure Package and Final Prospectus conforms in all material respects to such Transaction Document.

(bb) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its Controlled Entities exists or, to the best knowledge of the Company after due inquiry, is threatened or contemplated.

(cc) Possession of Intellectual Property. The Company and its Controlled Entities own, possess or can acquire on reasonable terms trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary or material to the conduct of the business now conducted or proposed in the Registration Statement, General Disclosure Package and Final Prospectus to be conducted by them, and the expected expiration of any such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, (i) to the best knowledge of the Company after due inquiry, there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its Controlled Entities; (ii) there is no pending or, to the best knowledge of the Company after due inquiry, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) to the best knowledge of the Company after due inquiry, there is no material infringement, misappropriation, breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by any third parties of any of the Intellectual Property Rights of the Company or its Controlled Entities; (iv) none of the Company and its Controlled Entities is in violation of any Intellectual Property Rights of any third parties, except where such violations would not, individually or in the aggregate, result in a Material Adverse Effect, and there is no pending or, to the best knowledge of the Company after due inquiry, threatened action, suit, proceeding or claim by others challenging the Company’s or any Controlled Entity’s rights in or to, or the violation of any of the terms of, any of such third parties’ Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (v) none of the Intellectual Property Rights used by the Company or its Controlled Entities in their businesses has been obtained or is being used by the Company or its Controlled Entities in violation of any contractual obligation binding on the Company, or any of its Controlled Entities, or, to the best knowledge of the Company after due inquiry, is in violation of the rights of any third parties.

(dd) Rights Relating to TLBB and DMD. The Company and its Controlled Entities had and have all necessary legal rights to adapt the Louis Cha novels “Tian Long Ba Bu” and “Duke of Mount Deer” into online games and operate such online games in the manner as described in the Registration Statement, General Disclosure Package and Final Prospectus at all applicable time. The license agreements between the Company’s Controlled Entities, or their predecessors, as the case may be, and Louis Cha relating to the Company’s games TLBB and DMD are, or were, valid and legally binding obligations of the parties thereto, and neither the Company’s Controlled Entities (including their predecessors) nor, to the best knowledge of the Company after due inquiry, Louis Cha is or was in breach of any provisions of such agreements. There is and has been no dispute between the Company’s Controlled Entities (including their predecessors) and Louis Cha, and, to the best knowledge of the Company after due inquiry, there are no facts or circumstances that are reasonably likely to lead to any disputes relating to such license agreements.

(ee) TLBB Trademark. The operation of TLBB by the Company and its Controlled Entities is in compliance with PRC Laws in all material respects. Failure to register the Chinese name “Tian Long Ba Bu” as a trademark in the PRC will not affect in any respect the operation of the game, including the use of the Chinese name “Tian Long Ba Bu” in the way it is currently used in connection with such operation.

(ff) Environmental Laws. Neither the Company nor any of its Controlled Entities is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws; and, to the best knowledge of the Company after due inquiry, there is no pending investigation which might lead to such a claim.

(gg) Accurate Disclosure. The statements in the Registration Statement, General Disclosure Package and the Final Prospectus under the headings “Summary,” “Risk Factors,” “Use of Proceeds,” “Dividend Policy,” “Enforceability of Civil Liabilities,” “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Regulation,” “Management,” “Related Party Transactions,” “Description of Share Capital,” “Description of American Depositary Shares,” “Shares Eligible for Future Sale,” “Taxation” and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.

(hh) No Stabilization. Neither the Company nor any director, officer, agent, employee, affiliate or person acting on its behalf has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(ii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, General Disclosure Package and Final Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived. The Company has obtained the written consent for the use of such data from such sources to the extent required.

(jj) Internal Controls and Compliance with the Sarbanes-Oxley Act. The Company, its Controlled Entities and the Company’s Board of Directors (the “Board”) are in compliance with Sarbanes-Oxley and all applicable Exchange Rules. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are, or upon consummation of the offering of the Offered Securities will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect.

(kk) Absence of Accounting Issues. A member of the Board has confirmed to the Chief Financial Officer that, except as set forth in the Registration Statement, General Disclosure Package and Final Prospectus, the Board is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Board review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.

(ll) Litigation. There are no pending actions, suits or proceedings (including, to the best knowledge of the Company after due inquiry, any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its Controlled Entities or any of their respective properties that, if determined adversely to the Company or any of its Controlled Entities, would have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the best knowledge of the Company after due inquiry, threatened or contemplated.

(mm) Exhibits. There are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, General Disclosure Package and Final Prospectus that are not so filed or described.

(nn) Financial Statements. The financial statements and the related notes thereto included in each Registration Statement, the General Disclosure Package and Final Prospectus comply in all respects with the applicable requirements of the Act and the Exchange Act and present fairly the financial position of the Company and its consolidated entities as of the dates shown and their results of operations and cash flows for the periods shown; such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods covered thereby; and the schedules included in each Registration Statement, the General Disclosure Package and Final Prospectus present fairly the information required to be stated therein. No pro forma financial statements are required to be included in the Registration Statement, General Disclosure Package and Final Prospectus under Article 11 of Regulation S-X.

(oo) No Material Adverse Change in Business. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, since the end of the period covered by the latest audited financial statements included in the Registration Statement, General Disclosure Package and Final Prospectus, (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Controlled Entities, taken as a whole that is material and adverse; (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its equity capital stock; (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its Controlled Entities; (iv) neither the Company nor any of its Controlled Entities has entered into any material transaction or agreement or incurred any material liability or obligation, direct or contingent, that is not disclosed in the Registration Statement, General Disclosure Package and Final Prospectus; and (v) neither the Company nor any of its Controlled Entities has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (vi) to the best knowledge of the Company after due inquiry, there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of Sohu that will result in a Material Adverse Effect.

(pp) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Registration Statement, General Disclosure Package and Final Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(qq) Ratings. No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 9(ii) hereof.

(rr) PFIC Status. The Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its most recently completed taxable year and, based on the Company’s current projected income, assets and activities, the Company does not expect to be classified as a PFIC for its current taxable year.

(ss) Payments in Foreign Currency. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, under current laws and regulations of the Cayman Islands, Hong Kong and the PRC and any political subdivision thereof, all dividends and other distributions declared and payable on the Offered Securities may be paid by the Company to the holder thereof in United States dollars or any other currency that may be converted into United State dollars and freely transferred out of the Cayman Islands, Hong Kong and the PRC and all such payments made to holders thereof or therein who are nonresidents of the Cayman Islands, Hong Kong or the PRC will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands, Hong Kong and the PRC or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands, Hong Kong and the PRC or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands, Hong Kong and the PRC or any political subdivision or taxing authority thereof or therein.

(tt) Taxes. The Company and its Controlled Entities have filed all tax returns that are required to be filed or have requested extensions thereof; and the Company and its Controlled Entities have paid all taxes (including any assessments, fines or penalties) required to be paid by them. All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any Controlled Entity (including any predecessor) as described in the Registration Statement, General Disclosure Package and Final Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(uu) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its Controlled Entities, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Controlled Entities, on the other, that is required by the Act to be described in the Registration Statement, General Disclosure Package and Final Prospectus and that is not so described in such documents.

(vv) No Immunity. None of the Company, its Controlled Entities, and any of their properties, assets or revenues is entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in the Transaction Documents not to plead or claim any such immunity in any legal action, suit or proceeding based on the Transaction Documents is valid and binding under the laws of the Cayman Islands, Hong Kong and the PRC.

(ww) Insurance. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, the Company and its Controlled Entities have insurance covering their respective properties, operations, personnel and businesses; and neither the Company nor any of its Controlled Entities has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business. Neither the Company nor any Controlled Entity has been denied any insurance coverage which it has sought or for which it has applied.

(xx) Business Practices. None of the Company and the Controlled Entities, or, any of the respective executive officers or directors, or to the best knowledge of the Company after due inquiry, any employees, representatives, consultants or agents of the Company or any Controlled Entity has offered, promised, authorized or made, directly or indirectly, (A) any unlawful payments or (B) payments or other inducements (whether lawful or unlawful) to any Government Official (as defined below), with the intent or purpose of: (i) influencing any act or decision of such Government Official in his official capacity, (ii) inducing such Government Official to do or omit to do any act in violation of the lawful duty of such Government Official, (iii) securing any improper advantage for the Company or any of the Controlled Entities, or (iv) inducing such Government Official to use his influence with a government or instrumentality thereof, political party or international organization to affect or influence any act or decision of such government or instrumentality, political party or international organization, in order to assist the Company or any of the Controlled Entities in obtaining or retaining business for or with, or directing business to, any person. None of the Company and the Controlled Entities, or, any of the respective executive officers or directors, or to the best knowledge of the Company after due inquiry, any employees, representatives, consultants or agents of the Company or any Controlled Entity has offered, promised, authorized or made, directly or indirectly, any payments or other inducements specified in the proceeding sentence to a Government Officials in violation of anti-bribery laws, including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope. As used in this subsection and elsewhere in this Agreement, “Government Official” means (A) any employee or official of any government, including any employee or official of any entity owned or controlled by a government, (B) any employee or official of a political party, (C) any candidate for political office or his employee, or (D) any employee or official of an international organization. For the avoidance of doubt, the term Government Official shall include any employee or official of a television station owned or controlled by a government.

(yy) Compliance with Money Laundering Laws. The operations of the Company and its Controlled Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Controlled Entities with respect to the Money Laundering Laws is pending or threatened.

(zz) Compliance with OFAC. None of the Company, the Controlled Entities, or to the best knowledge of the Company after due inquiry, any of the respective officers, employees, directors, representatives, consultants or agents of the Company or any Controlled Entity, has conducted or entered into a contract to conduct any transaction with the governments or any subdivision thereof, agents or representatives, residents of, or any entity based or resident in the countries that are currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and none of the Company or the Controlled Entities has financed the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(aaa) No Restrictions on Dividends from Subsidiary. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any applicable laws or regulations, any agreement or other instrument to which it is a party or is subject, from paying dividends to the Company, from making any other distribution on such subsidiaries’ capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(bbb) No Transfer Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands or the PRC, or any political subdivision or taxing authority thereof or therein in connection with (i) the deposit with the Depositary of Offered Shares by the Company against the issuance of ADRs evidencing Offered Securities; (ii) the sale and delivery by the Company of the Offered Securities to or for the respective accounts of the several Underwriters; or (iii) the sale and delivery outside the Cayman Islands by the several Underwriters of the Offered Securities to the initial purchasers thereof in the manner contemplated by this Agreement.

(ccc) No Reduction from Amounts Payable. All amounts payable by the Company under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or the PRC or any authority thereof or therein, nor are any taxes imposed in the Cayman Islands or the PRC on, or by virtue of the execution or delivery of, such documents.

(ddd) No Sale, Issuance or Distribution of Shares. The Company has not sold, issued or distributed any shares of its capital stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S of the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(eee) Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(fff) Transaction Documents under Cayman Law. Each of the Transaction Documents is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of the Transaction Documents, it is not necessary that the Transaction Documents be filed or recorded with any court or other authority in the Cayman Islands (other than court filings in the normal course of proceedings) or that any stamp or similar tax (other than nominal stamp duty if the Transaction Documents are executed in or brought into the Cayman Islands) in the Cayman Islands be paid on or in respect of the Transaction Documents or any other documents to be furnished hereunder.

(ggg) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, General Disclosure Package and Final Prospectus has been made without basis or has been disclosed other than in good faith.

(hhh) No Undisclosed Indebtedness or Arrangements. Except as disclosed in the Registration Statement, General Disclosure Package and Final Prospectus, no indebtedness (actual or contingent) and no contract or arrangement is outstanding between the Company or any of its Controlled Entities and any director or executive officer of the Company or any of its Controlled Entities or any person connected with such director or executive officer (including his/her spouse, minor children, any company or undertaking in which he/she holds a controlling interest) or any other third party; there are no relationships or transactions between the Company or any of its Controlled Entities on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers or any other third party on the other hand, which, although required to be disclosed, are not disclosed in the Registration Statement, General Disclosure Package and Final Prospectus.

(iii) No Undisclosed Benefits. The Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of its Controlled Entities, or to any other person. The Company and each Controlled Entity are in material compliance with all applicable laws relating to employee benefits.

(jjj) Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Registration Statement, General Disclosure Package and Final Prospectus truly, accurately and completely in all respects describes: (i) accounting policies which the Company believes are important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that different amounts would be reported under different conditions or using different assumptions; and the Board and management of the Company have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with the Company’s independent registered public accounting firm and external counsel with regard to such disclosure.

(kkk) Liquidity and Capital Resources. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Registration Statement, General Disclosure Package and Final Prospectus accurately and fully describes all trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Off-balance Sheet Commitments and Arrangements” in the Registration Statement, General Disclosure Package and Final Prospectus accurately and fully describes in all material respects all off-balance sheet transactions, arrangements and obligations of the Company or its Controlled Entities.

(lll) Action against the Company. Under the laws of the Cayman Islands, no holder of ADSs issued pursuant to the Deposit Agreement shall be entitled, except under the terms of the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADSs in a direct suit, action or proceeding against the Company.

(mmm) Choice of Law. The choice of the laws of the State of New York as the governing law of the Transaction Documents is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC, subject to the conditions and restrictions described under the caption “Enforceability of Civil Liabilities” in the Registration Statement, General Disclosure Package and Final Prospectus. The Company has the power to submit, and pursuant to Section 17 of this Agreement and Section 7.07 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement and Section 7.07 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, an agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Registration Statement, the General Disclosure Package, the Final Prospectus, the ADS Registration Statement or the offering of the Offered Securities in any New York Court, and service of process in any manner permitted by applicable laws effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided hereof or in the Deposit Agreement.

Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon the Transaction Documents and any instruments or agreements entered into for the consummation of the transactions contemplated therein (i) would be declared enforceable against the Company without reexamination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty by the courts of the Cayman Islands, provided that (A) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (B) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (C) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (D) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court, and (ii) may be recognized and enforced by the courts of the PRC subject to the conditions and restrictions described under the caption “Enforceability of Civil Liabilities” in the Registration Statement, General Disclosure Package and Final Prospectus. The Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or the PRC.

(nnn) Related Party Transactions. All the related party transactions required to be disclosed under the Securities Laws are disclosed in the Registration Statement, General Disclosure Package and Final Prospectus under the heading “Related Party Transactions,” and such disclosure is true and accurate in all material respects.

(ooo) Merger or Consolidations. Neither the Company nor any of its Controlled Entities has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or an acquisition or disposition of assets, technologies, business units or businesses.

(ppp) Termination of Contracts. Neither the Company nor any of its Controlled Entities has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, General Disclosure Package and Final Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Controlled Entities or, to the best knowledge of the Company after due inquiry, by any other party to any such contract or agreement.

(qqq) Compliance with PRC Regulations. Each of the Company and its Controlled Entities that were incorporated outside of the PRC has complied with, and has taken, or is in the process of taking, steps to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(rrr) PRC Mergers and Acquisitions Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “PRC Mergers and Acquisition Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax

Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, including the relevant provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel and the Company understands such legal advice. The issuance and sale of the Offered Securities, the listing and trading of the Offered Securities on the Nasdaq Global Select Market or the consummation of the transactions contemplated by the Transaction Documents is not and will not be, as of the date hereof or at each Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the PRC Mergers and Acquisitions Rules.

(sss) Affiliation. There are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was first submitted to the Commission.

(ttt) Representation of Officers and/or Directors. Any certificate signed by any officer or director of the Company and delivered to the Representatives as required or contemplated by this Agreement shall constitute a representation and warranty hereunder by the Company, as to matters covered thereby, to each Underwriter.

(B) Representations and Warranties of the Selling Shareholder and Sohu. The Selling Shareholder and its controlling shareholder, Sohu, jointly and severally represents and warrants to, and agrees with, the several Underwriters that:

(a) Good Standings. The Selling Shareholder has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands. Sohu has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Selling Shareholder is an indirect, wholly owned subsidiary of Sohu.

(b) Offered Securities. The Selling Shareholder has and at each Closing Date (as hereinafter defined), will have (i) good and marketable title to the Offered Shares underlying the Offered Securities to be delivered by the Selling Shareholder, free and clear of any liens, encumbrances, equities and claims and (ii) the legal right and power and any authorizations and approvals required by law, to enter into this Agreement and to sell, transfer and deliver the Offered Shares to be sold by the Selling Shareholder.

(c) Security Interests. Upon payment for the Offered Securities sold by the Selling Shareholder under this Agreement and the delivery by the Selling Shareholder to The Depositary Trust Company (“DTC”) or its agent of the Securities in book entry form to a securities account maintained by the Representatives at the DTC or its nominee, and payment therefor in accordance with this Agreement, the Underwriters will acquire a securities entitlement (within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”)) with respect to such Offered Securities, and no action based on an “adverse claim” (as defined in UCC Section 8-102) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of UCC Section 8-105.

(d) Accurate Disclosure. The representations and warranties of the Company contained in Section 2(A) above are true and correct. Each of the Selling Shareholder and Sohu has reviewed the Registration Statement and General Disclosure Package and will review the Final Prospectus and none of the Registration Statement, General Disclosure Package, and Final Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and neither the Selling Shareholder nor Sohu is prompted to sell the Securities to be sold by the Selling Shareholder hereunder by any material information concerning the Company or any Controlled Entity of the Company which is not disclosed in the Registration Statement, General Disclosure Package or Final Prospectus.

(e) Custody Agreement. The Selling Shareholder has full right, power and authority to execute and deliver the Custody Agreement signed by the Selling Shareholder and the Company, as custodian (in such capacity, the “Custodian”), relating to the deposit of the Offered Shares to be sold by the Selling Shareholder (the “Custody Agreement”) in connection with the offer and sale of the Offered Securities contemplated herein and to perform its obligations under such agreements.

(f) Power-of-Attorney. The power of attorney (“Power of Attorney”), appointing certain individuals named therein as the Selling Shareholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) relating to the transactions contemplated hereby and by the Registration Statement, General Disclosure Package and Final Prospectus constitutes a valid instrument granting the Attorneys-in-Fact named in such Power of Attorney, the power and authority stated therein, and permits the Attorneys-in-Fact, singly or collectively, to bind the Selling Shareholder with respect to all matters granted, conferred and contemplated in such Power of Attorney and such Power of Attorney has not been revoked, cancelled or terminated at any time.

(g) Execution of Agreements. This Agreement has been duly authorized, executed and delivered by the Selling Shareholder and Sohu; and the Power of Attorney and Custody Agreement in connection with the offer and sale of the Offered Securities contemplated herein has been duly authorized, executed and delivered by the Selling Shareholder.

(h) Absence of Further Requirements. The execution and delivery of this Agreement by the Selling Shareholder and Sohu, the execution and delivery of Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions herein contemplated, and the fulfillment by the Selling Shareholder and Sohu of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act or by the securities or Blue Sky laws of the various states of the United States) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of the Selling Shareholder or Sohu or any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder or Sohu is a party, or of any order, rule or regulation applicable to the Selling Shareholder or Sohu of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

(i) Shares Freely Depositable and Transferable. The Offered Shares represented by the Offered Securities to be sold by the Selling Shareholder may be freely deposited by the Selling Shareholder with the Depositary or with the Custodian as agent for the Depositary in accordance with the Deposit Agreement against the issuance of ADRs evidencing ADSs representing such Offered Shares so deposited by the Selling Shareholder. Such deposited Offered Shares by the Selling Shareholder are freely transferrable by the Selling Shareholder.

(j) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement by the Selling Shareholder, the Power of Attorney and the Custody Agreement, the deposit of Offered Shares with the Depositary and the consummation of the transactions herein contemplated by the Selling Shareholder, and the execution, delivery and performance of this Agreement by Sohu, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Shareholder, Sohu, or any of their respective properties, or any agreement or instrument to which the Selling Shareholder or Sohu is a party or by which the Selling Shareholder or Sohu is bound or to which any of the properties of the Selling Shareholder or Sohu is subject, or the articles of association or any other constitutive documents of the Selling Shareholder or Sohu.

(k) No Stabilization. Neither the Selling Shareholder nor Sohu nor any director, officer, agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(l) No FINRA Affiliations. Neither the Selling Shareholder nor Sohu has any affiliations or associations with any member of FINRA.

(m) No Finder’s Fee. There are no contracts, agreements or understandings between the Selling Shareholder or Sohu and any person that would give rise to a valid claim against the Selling Shareholder, Sohu or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(n) No Stamp or Transaction Taxes. No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable by or on behalf of the Underwriters in connection with (i) the deposit by the Selling Shareholder of the Offered Shares with the Custodian and the Depositary and the issuance and delivery of the ADRs evidencing the Offered Securities; (ii) the delivery of such Offered Securities to or for the account of the Underwriters; (iii) the purchase from the Selling Shareholder and the initial sale and delivery by the Underwriters of the Offered Securities to purchasers thereof; or (iv) the execution and delivery of this Agreement by the Selling Shareholder and Sohu.

(o) No Other Marketing Documents. Neither the Selling Shareholder nor Sohu nor any director, officer, agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu has distributed any material related to the offering and sale of the Offered Securities by the Company and the Selling Shareholder, including any free writing prospectus, except the 8-K of Sohu and the free writing prospectus filed with the SEC on March 18, 2009.

(p) No Registration Rights. Neither the Selling Shareholder nor Sohu has any registration or other similar rights to have any equity or debt securities registered for sale by the Company.

(q) No Pre-emptive Rights. Neither the Selling Shareholder nor Sohu has any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Offered Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; neither the Selling Shareholder nor Sohu owns any warrants, options or similar rights to acquire, or has any right or arrangement to acquire, any capital shares, right, warrants, options or other securities from the Company, other than those described in the Registration Statement, General Disclosure Package and Final Prospectus.

(r) Business Practices. Neither the Selling Shareholder nor Sohu, or any director or executive officer of the Selling Shareholder or Sohu, or to the best knowledge of the Selling Shareholder or Sohu after due inquiry, any agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu has offered, promised, authorized or made, directly or indirectly, (A) any unlawful payments or (B) payments or other inducements (whether lawful or unlawful) to any Government Official, with the intent or purpose of: (i) influencing any act or decision of such Government Official in his official capacity, (ii) inducing such Government Official to do or omit to do any act in violation of the lawful duty of such Government Official, (iii) securing any improper advantage, or (iv) inducing such Government Official to use his influence with a government or instrumentality thereof, political party or international organization to affect or influence any act or decision of such government or instrumentality, political party or international organization, in order to assist the Company or any of its subsidiaries in obtaining or retaining business for or with, or directing business to, any person. Neither the Selling Shareholder nor Sohu, or any director or executive officer of the Selling Shareholder or Sohu, or to the best knowledge of the Selling Shareholder or Sohu after due inquiry, any agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu has offered, promised, authorized or made, directly or indirectly, any payments or other inducements specified in the preceding sentence to a Government Officials in violation of anti-bribery laws, including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope, including those of the United States, Cayman Islands, or PRC.

(s) OFAC. Neither the Selling Shareholder nor Sohu nor any director, officer, agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu is currently subject to any United States sanctions administered by the OFAC; and neither the Selling Shareholder nor Sohu will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(t) Anti-Money Laundering Laws. Neither the Selling Shareholders nor Sohu nor any director, officer, agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu has violated, and the Selling Shareholder and Sohu’s participation in the offering will not violate, any Anti-Money Laundering Laws. Each of the Selling Shareholder and Sohu has instituted and maintains policies and procedures designed to ensure continued compliance with all applicable Anti-Money Laundering Laws.

(u) Representation of Attorneys-in-Fact. Any certificate signed by any Attorney-in-Fact of the Selling Shareholder and delivered to the Representatives or counsel for the Underwriters as required or contemplated by this Agreement will constitute a representation and warranty hereunder by the Selling Shareholder, as to matters covered thereby, to each Underwriter.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, each of the Company and the Selling Shareholder agrees, severally and not jointly, to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price of $14.88 per ADS (representing the initial public offering price less underwriting commissions and concessions), the respective number of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto, plus any additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof (rounded up or down at the discretion of the Representatives to avoid fractions).

Executed transfer forms for the Offered Shares represented by the Offered Securities to be sold by the Selling Shareholder hereunder have been placed in custody, for delivery under this Agreement, under a Custody Agreements made with the Company, as the Custodian. The Selling Shareholder agrees that the Offered Shares represented by the transfer forms held in custody for the Selling Shareholder under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law or the occurrence of any other event.

The Company and the Custodian will deliver the Firm Securities to or as instructed by the Representatives for the accounts of the several Underwriters through the facilities of DTC in a form reasonably acceptable to the Representatives against payment of the purchase price by the Underwriters in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company (for itself and as Custodian for the Selling Shareholder) at 9:00 a.m., U.S. Eastern time, on April 7, 2009, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “First Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering. The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the office of Davis Polk & Wardwell at 18/F, the Hong Kong Club Building, 3A Chater Road, Central, Hong Kong, at least 24 hours prior to the First Closing Date.

In addition, upon written notice from the Representatives given to the Custodian from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the same purchase price per ADS to be paid for the Firm Securities. The Selling Shareholder agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Custodian.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date,” which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company, as Custodian of the Selling Shareholder. The Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Davis Polk & Wardwell at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

5. Certain Agreements of the Company, the Selling Shareholder and Sohu.

(A) The Company agrees with the several Underwriters that:

(a) Additional Filings. Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representatives, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Time of the Initial Registration Statement. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Representatives of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 p.m., U.S. Eastern time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

(b) Filing of Amendments; Response to Commission Requests. The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Representatives’ consent; and the Company will also advise the Representatives promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c) Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(d) Rule 158. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Time of the Initial Registration Statement (or, if later, the Effective Time of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Time, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(e) Furnishing of Prospectuses. The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request. The Final Prospectus shall be so furnished on or prior to 3:00 p.m., U.S. Eastern time, on the second business day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f) Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

(g) Reporting Requirements. During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on EDGAR, it is not required to furnish such reports or statements to the Underwriters.

(h) Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, (i) the preparation, printing and filing of the Registration Statements (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of the Transaction Documents, (iii) the preparation, issuance and delivery of the certificates for the Offered Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Offered Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) filing fees and other expenses incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, (vii) the printing and delivery to the Underwriters of copies of each Statutory Prospectus, any Issuer Free Writing Prospectus and of the Final Prospectus and any amendments or supplements thereto, and the delivery of such prospectuses to investors or prospective investors, (viii) fees and expenses of any transfer agent or registrar for the Offered Securities, (ix) fees and expenses incident to listing the Offered Securities on the Nasdaq Global Select Market, (x) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by the FINRA, and (xi) any costs and expenses of the Company (but not the Underwriters) relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company, including the chartering of airplanes.

(i) Use of Proceeds. The Company will use the net proceeds received by it in connection with this offering in the manner described in the “Use of Proceeds” section of the Registration Statement, General Disclosure Package and Final Prospectus. The Company does not intend to use any of the proceeds from the sale of the Offered Securities by it hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(j) No Stabilization. Neither the Company nor any director, officer, agent, employee, affiliate or person acting on its behalf will take, directly or indirectly, any action designed, or which will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(k) Taxes. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of the Transaction Documents. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(l) Restriction on Sale of Securities. For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Ordinary Shares or ADSs, or any securities convertible into or exchangeable or exercisable for any of its Ordinary Shares or ADSs (the “Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of the Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase the Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of the Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in the Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to the Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representatives. The foregoing will not apply to (A) the issuance of the Class A ordinary shares represented by the ADSs to be sold in this offering and the sale of such ADSs; (B) the grant of employee stock options or restricted share units pursuant to the terms of the Company’s 2008 Share Incentive Plan; or (C) the issuance of ordinary shares of the Company upon the vesting of restricted share units outstanding as of the date of this Agreement. The initial Lock-Up Period will commence on the date hereof and continue for 180 days after the date hereof; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the materials news or event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

(m) Listing of Securities. The Company will use its best efforts to have the Offered Securities accepted for listing on the Nasdaq Global Select Market and maintain the listing of the Offered Securities on the Nasdaq Global Select Market.

(n) Deposit of Shares. The Company will, prior to the First Closing Date or the Additional Closing Date, as the case may be, deposit the Offered Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise comply with the Deposit Agreement so that ADSs will be issued by the Depositary against receipt of such Offered Shares and delivered to the Underwriters at the Closing Date or the Additional Closing Date, as the case may be.

(o) Filing of Reports. The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required to be delivered under the Act in connection with the offer or sale of the Offered Securities, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

(p) License of Trademarks. Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the offering of the Offered Securities.

(q) Judgment and Approval. The Company agrees that (i) it will not attempt to avoid any judgment applied or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Offered Securities, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares, if any; and (iii) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends, if any, and all other relevant purposes.

(r) Compliance with SAFE Rules and Regulations. The Company will comply in all material respects with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), and will use its best efforts to cause its directors, officers, option holders and shareholders named in the Company’s share register that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply in all material respects with the SAFE Rules and Regulations applicable to them in connection with the Company, including, without limitation, requesting each shareholder named in the Company’s share register, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(s) Interim Financial Statements. The Company will furnish to the Representatives as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Controlled Entities which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 7(a) hereof.

(t) Accounting Controls. The Company and its Controlled Entities will undertake measures to implement, by the time such systems are required by the Exchange Act, systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u) Compliance with Laws. The Company will comply with and will require the Company’s directors and executive officers, in their capacities as such, to comply with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

(v) OFAC. The Company will not directly or indirectly use the proceeds of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(w) Transfer Restrictions. The Company will at all times maintain transfer restrictions (including the inclusion of legends in share certificates, as may be required) with respect to the Company’s Ordinary Shares which are subject to transfer restrictions pursuant to this Agreement and the Lock-Up Agreements entered into pursuant to Section 7(q) hereof and shall ensure compliance with such restrictions on transfer of restricted Ordinary Shares. The Company will retain all share certificates which are by their terms subject to transfer restrictions until such time as such transfer restrictions are no longer applicable to such securities.

(B) The Selling Shareholder and its controlling shareholder, Sohu, jointly and severally agrees with the Underwriters that:

(a) Payment of Expenses. The Selling Shareholder and Sohu will pay all expenses incident to the performance of their obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Offered Securities by the Selling Shareholder to the Underwriters, (ii) the fees and disbursements of its local counsel and accountants, and (iii) to the extent applicable, any fees and expenses of the authorized agent for service of process in the State of New York, County of New York in any action arising out of or relating to this Agreement.

(b) Taxes. Each of the Selling Shareholder and Sohu, severally and jointly, will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities by the Selling Shareholder and on the execution and delivery of this Agreement by the Selling Shareholder and Sohu. All payments to be made by the Selling Shareholder and Sohu hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling Shareholder, Sohu or the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Shareholder and Sohu shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(c) No Stabilization. Neither the Selling Shareholder nor Sohu nor any director, officer, agent, employee, affiliate or person acting on behalf of the Selling Shareholder or Sohu will take, directly or indirectly, any action designed, or which will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(d) W-9/W-8 Form. The Selling Shareholder and Sohu will procure delivery to the Representatives on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 or applicable Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) of the Selling Shareholder.

(e) Material Event. The Selling Shareholder and Sohu will notify promptly the Company and the Representatives if, at any time prior to the date on which the distribution of the Offered Securities as contemplated herein and in the General Disclosure Package and Final Prospectus has been completed, as determined by the Representatives, the Selling Shareholder or Sohu has knowledge of the occurrence of any event relating to the Selling Shareholder or Sohu as a result of which the Final Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (except in the case of the Registration Statement), in the light of the circumstances under which they were made, not misleading.

(f) Further Agreement. The Selling Shareholder and Sohu will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practical time and will do and perform all things to be done and performed under this Agreement prior to any Closing Date and to satisfy all conditions precedent of the Selling Shareholder or Sohu to the delivery of the Offered Securities and underlying Offered Shares to be sold by the Selling Shareholder pursuant to this Agreement.

(g) Distribution of Information. Prior to the expiration of the 25th day after the date hereof, Sohu will notify the Representatives at least five days in advance of any communication that it or any of its affiliates plans to have with any research analysts (as defined in NASD Rule 2711), and will not conduct such communication or otherwise distribute any written communication relating to this offering without the written consent of the Representatives.

6. Free Writing Prospectuses. Each of the Company, the Selling Shareholder and Sohu represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company, the Selling Shareholder and Sohu represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company, the Selling Shareholder and Sohu herein (as though made on such Closing Date), to the accuracy of the statements of Company officers or those of the Selling Shareholder or Sohu, as the case may be, made pursuant to the provisions hereof, to the performance by the Company, the Selling Shareholder or Sohu of their respective obligations hereunder and to the following additional conditions precedent:

(a) Accountants’ Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, from PricewaterhouseCoopers Zhong Tian CPAs Limited Company in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(b) Effectiveness of Registration Statement. The Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement shall have become effective. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., U.S. Eastern time, on the date of this Agreement or, if earlier, the time the Final Prospectus is finalized and distributed to any Underwriter, or shall have occurred at such later time as shall have been consented to by the Representatives. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(A)(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

(c) No Material Adverse Change. No event or condition of a type described in Section 2(A)(oo) hereof shall have occurred or shall exist, which event or condition is not described in the Registration Statement, General Disclosure Package and Final Prospectus and the effect of which in the sole judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement.

(d) Adverse Developments in PRC Mergers and Acquisitions Rules. There shall not be any adverse legislative or regulatory developments in the PRC, including but not limited to the PRC Mergers and Acquisitions Rules and Related Clarifications, which, in the sole judgment of the Representatives after consultation with the Company, would make it inadvisable to proceed with the public offering or the delivery of the Offered Securities at the First Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in this Agreement.

(e) Opinion of United States Counsel for the Company. The Representatives and the Depositary shall have received an opinion or opinions from Goulston & Storrs, P.C., United States counsel for the Company, dated such Closing Date, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Exhibit A hereto.

(f) Opinion of United States Counsel for the Underwriters. The Representatives shall have received an opinion or opinions from Davis Polk & Wardwell, United States counsel for the Underwriters, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g) Opinion of PRC Counsel for the Company. The Company shall have received an opinion from Commerce & Finance Law Offices, PRC counsel for the Company, dated such Closing Date, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Exhibit B hereto. A copy of such opinion shall have been provided to the Representatives and Depositary with consent from such counsel.

(h) Opinion of PRC Counsel for Underwriters. The Representatives shall have received an opinion from King & Wood, PRC counsel for the Underwriters, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(i) Opinion of Cayman Islands Counsel for the Company. The Representatives and the Depositary shall have received an opinion from Campbells, Cayman Islands counsel for the Company, dated such Closing Date, in form and substance satisfactory to the Representatives, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Exhibit C hereto.

(j) Opinion of Hong Kong Counsel for Changyou.com (HK) Limited. The Representatives shall have received an opinion from Li & Partners, Hong Kong counsel for Changyou.com (HK) Limited, dated such Closing Date, in form and substance satisfactory to the Representatives.

(k) Opinion of Cayman Islands Counsel for the Selling Shareholder. The Representatives shall have received an opinion from Campbells, Cayman Islands counsel for the Selling Shareholder, dated such Closing Date, in form and substance satisfactory to the Representatives.

(l) Opinion of U.S. Counsel for the Selling Shareholder. The Representatives shall have received an opinion from Goulston & Storrs, P.C., United States counsel for the Selling Shareholder, dated such Closing Date, in form and substance satisfactory to the Representatives.

(m) Opinion of U.S. Counsel for Sohu. The Representatives shall have received an opinion from Goulston & Storrs, P.C., United States Counsel for Sohu, dated such Closing Date, in form and substance satisfactory to the Representatives.

(n) Opinion of U.S. Counsel for AmazGame U.S. The Representatives shall have received an opinion from Goulston & Storrs, P.C., United States Counsel for AmazGame U.S., dated such Closing Date, in form and substance satisfactory to the Representatives.

(o) Officers’ Certificate. The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was timely filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) of Regulation S-T of the Commission; and, subsequent to the date of the most recent financial statements in the Registration Statement, General Disclosure Package and Final Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Controlled Entities taken as a whole except as set forth in the Registration Statement, General Disclosure Package and Final Prospectus or as described in such certificate.

(p) Secretary’s Certificate. The Representatives shall have received a certificate, dated such Closing date, of the secretary of the Company, with respect to such matters as the Representatives may reasonably require.

(q) Selling Shareholder’s Certificate. The Representative shall have received a certificate, dated such Closing Date, of an Attorney-in-Fact of the Selling Shareholder in which the Attorney-in-Fact shall state that: the representations and warranties of the Selling Shareholder in this Agreement are true and correct as of such Closing Date; and that the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(r) Sohu’s Certificate. The Representatives shall have received a certificate, dated such Closing Date, of an officer of Sohu, in which such officer shall state that: the representations and warranties of Sohu in this Agreement are true and correct as of such Closing Date; and Sohu has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(s) Lock-up Agreements. On or prior to the date hereof, the Representatives shall have received lock-up agreements, substantially to the effect set forth in Exhibit D hereto, from each of the directors, officers, existing shareholders of the Company and each key employee of the Company who owns restricted share units that are exercisable within 180 days from the date of this Agreement.

(t) Execution of Deposit Agreement. The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all actions necessary to permit the deposit of the Offered Shares and the issuance of the Offered Securities in accordance with the Deposit Agreement.

(u) Depositary’s Certificates. The Depositary shall have furnished or caused to be furnished to you at such Closing Date, certificates satisfactory to you evidencing the deposit with it of the Offered Shares being so deposited against issuance of ADRs evidencing the Offered Securities to be delivered by the Company at such Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Offered Securities pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(v) Opinion of Depositary’s Counsel. The Representatives shall have received an opinion from Emmet, Marvin & Martin, counsel for the Depositary, in form and substance satisfactory to the Representatives.

(w) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of such Closing Date, prevent the issuance or sale of the Offered Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of such Closing Date, prevent the issuance or sale of the Offered Securities.

(x) Additional Documents. On or prior to such Closing Date, the Representatives shall have been furnished with such documents and opinions as they may require for the purpose of enabling the Underwriters to pass upon the issuance and sale of the Offered Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives.

(y) Exchange Listing. The Offered Securities shall have been approved to be listed on the Nasdaq Global Select Market.

(z) Form W-9/W-8. On or prior to the First Closing Date, the Representative shall have received from the Custodian United States Treasury Department Form W-9 or the applicable Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) properly completed and executed by the Selling Shareholder.

(aa) DTC Settlement. On or prior to the First Closing Date, the Offered Securities shall be eligible for clearance and settlement through the facilities of DTC.

(bb) Filing of Amendments. No Issuer Free Writing Prospectus, Prospectus or amendment or supplement to the Registration Statement, the ADS Registration Statement or the Prospectus shall have been filed to which the Representatives object in writing.

(cc) Payment of Commission Fees. The Company shall have paid the required Commission filing fees relating to the Offered Securities in such amount and within the time frame provided in the Act and the Rule 456(b)(1) thereunder.

(dd) No FINRA Objection. FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting or other arrangements of the transactions contemplated hereby.

The Company and the Selling Shareholder will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

If any condition specified in this Section shall not have been fulfilled or waived when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Optional Securities on a Optional Closing Date which is after the First Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities shall be deemed terminated by the Company and the Selling Shareholder at any time at or prior to the First Closing Date or such Optional Closing Date, as the case may be unless as otherwise provided, and such termination shall be without liability of any party to any other party except as provided in Section 11.

8. Indemnification and Contribution. (a) Indemnification of Underwriters by the Company. The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 8(c) below.

(b) Indemnification of Underwriters by the Selling Shareholder and Sohu. The Selling Shareholder and Sohu, jointly and severally, will indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Selling Shareholder and Sohu will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection 8(c) below; provided further that, none of the Indemnified Parties shall be entitled to seek indemnification under this Section 8(b) from the Selling Stockholder or Sohu unless both of the following conditions are met: (i) the Indemnified Party shall first have sought indemnity from the Company in writing under Section 8(a) and (ii) the Company has not satisfied such request for indemnification in full within 30 days of written notification. Notwithstanding the foregoing, an Indemnified Party shall not be required to make an initial demand on the Company if the Company has filed for bankruptcy protection, announced that it is insolvent, received a going-concern qualification from its independent auditors or announced that there is considerable doubt that it will be able to continue as a going concern.

(c) Indemnification of the Company, the Selling Shareholder and Sohu. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Selling Shareholder and Sohu (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Final Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph and sales to discretionary accounts appearing in the fifteenth paragraph and the information discussing possible stabilization measures appearing in the seventeenth and eighteenth paragraphs under the caption “Underwriting.”

(d) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholder and Sohu on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Shareholder and Sohu on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholder and Sohu on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Selling Shareholder and Sohu bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder and Sohu or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company, the Selling Shareholder, Sohu and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e).

9. Termination. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to the First Closing Date, if there has been (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Controlled Entities taken as a whole which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change, or any change or development involving a prospective change, in the United States, Cayman Islands, PRC or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representatives, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, the Nasdaq Global Select Market, or any setting of minimum or maximum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal, New York, Cayman Islands or PRC authorities; (vii) any major disruption of settlements of securities, payment or clearance services in the United States, Cayman Islands, PRC or any other country where such securities are listed; or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, Cayman Islands or PRC, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

10. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company, the Selling Shareholder and Sohu for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company, the Selling Shareholder and Sohu for the purchase of such Offered Securities by other persons are not made within 24 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company, the Selling Shareholder or Sohu, except as provided in Section 11 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10. Nothing herein will relieve a defaulting Underwriter from liability for its default.

11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and Sohu, or their respective officers, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Shareholder, Sohu, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 10 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Shareholder, Sohu and the Underwriters pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Four World Financial Center, 250 Vesey Street, New York, N.Y. 10080, Attention: Equity Capital Markets, or, if sent to the Company, the Selling Shareholder or Sohu, will be mailed, delivered or telegraphed and confirmed to it at East Tower, Jin Yan Building, No. 29 Shijingshan Road, Shijingshan District, Beijing 100043, People’s Republic of China, Attention: Tao Wang; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

14. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this offering, and any action under this Agreement taken by the Representatives jointly or by either Representative individually will be binding upon all the Underwriters.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

16. Absence of Fiduciary Relationship. The Company, the Selling Shareholder and Sohu acknowledge and agree that:

(a) No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of Offered Securities and that no fiduciary, advisory or agency relationship between the Company, the Selling Shareholder and Sohu on the one hand, and the Representatives on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company, the Selling Shareholder or Sohu on other matters;

(b) Arm’s Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by the Company, the Selling Shareholder and Sohu following discussions and arm’s-length negotiations with the Representatives and the Company, the Selling Shareholder and Sohu are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company, the Selling Shareholder and Sohu have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company, the Selling Shareholder and Sohu and that the Representatives have no obligation to disclose such interests and transactions to the Company, the Selling Shareholder or Sohu by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver. The Company, the Selling Shareholder and Sohu waive, to the fullest extent permitted by law, any claims any of them may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company, the Selling Shareholder or Sohu in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, the Selling Shareholder or Sohu, including their respective stockholders, employees or creditors, if applicable.

17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company, the Selling Shareholder and Sohu hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Selling Shareholder and Sohu irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company, the Selling Shareholder and Sohu irrevocably appoint CT Corporation System at 111 Eighth Avenue, New York, NY 10011, U.S.A. as their respective authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process upon such agent, and written notice of said service to the Company, the Selling Shareholder or Sohu by the person serving the same to the address provided in Section 12, shall be deemed in every respect effective service of process upon the Company, the Selling Shareholder or Sohu in any such suit or proceeding. The Company, the Selling Shareholder and Sohu further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

The obligation of the Company, the Selling Shareholder and Sohu pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company, the Selling Shareholder and Sohu agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company, the Selling Shareholder and Sohu an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

(Signature Page Follows)

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholder, Sohu and the several Underwriters in accordance with its terms.

Very truly yours,

CHANGYOU.COM LIMITED

By:	/s/ CHANGYOU.COM LIMITED
Name:
Title:

SOHU.COM (GAME) LIMITED

By:	Sohu.com Limited, Director

By:	/s/ Sohu.com Limited
Name:
Title:

SOHU.COM INC.

By:	/s/ SOHU.COM INC.
Name:
Title:

The foregoing Underwriting Agreement is hereby

confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the

Representatives of the several Underwriters

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ CREDIT SUISSE SECURITIES (USA) LLC
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm Securities	Maximum Number of Optional Securities
Credit Suisse Securities (USA) LLC	2,231,486	334,723

Credit Suisse (Hong Kong) Limited	656,013	98,402

Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,405,369	360,805

Merrill Lynch Far East Limited	707,131	106,070

Citigroup Global Markets Inc	869,410	130,412

Citigroup Global Markets Limited	255,590	38,339

Susquehanna Financial Group, LLLP	375,001	56,250

Total	7,500,000	1,125,000

Schedule A

SCHEDULE B

	Number of Firm Securities	Maximum Number of Optional Securities
The Company	3,750,000	0

The Selling Shareholder	3,750,000	1,125,000

Total	7,500,000	1,125,000

Schedule B

SCHEDULE C

1.	General Use Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes the following document:

1. The issuer free writing prospectus dated March 30, 2009 relating to certain amendments to the Registration Statement, filed with the SEC on the same date.

2.	Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

CHANGYOU.COM LIMITED

7,500,000 American Depositary Shares, Representing 15,000,000 Class A Ordinary Shares, Par

Value $0.01 Per Share

Issuer	Changyou.com Limited

Ticker	“CYOU” / Nasdaq

Initial Public Offering Price	$16.00 per ADS

ADSs Offered by the Issuer	3,750,000 ADSs

ADSs Offered by the Selling Shareholder	3,750,000 ADSs

Over-allotment Option	1,125,000 ADSs from the Selling Shareholder

Trade Date	April 2, 2009

Settlement and Delivery Date	April 7, 2009

CUSIP	15911M 107

Joint Bookrunners	Credit Suisse & Merrill Lynch

Co-Managers	Citi & Susquehanna

The ADSs will be sold pursuant to an effective registration statement that has been previously filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state.

You can request copies of the prospectus relating to this offering by calling toll-free: Credit Suisse (1-800-221-1037) or Merrill Lynch & Co. (1-866-500-5408) (calling these numbers is not toll free outside the United States).

Schedule C

Exhibit D-1